UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

January 15, 2021

Date of Report (Date of earliest event reported)

POLARIS INC.

(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)

(Zip Code)

(Registrant’s telephone number, including area code) (763) 542-0500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	PII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment No. 2 to Fourth Amended and Restated Credit Agreement

On January 15, 2021, Polaris Inc. (the “Company”) entered into an amendment (the “Second Amendment to Credit Agreement”) to its existing credit facility with U.S. Bank National Association, as administrative agent, and the several lenders party thereto dated as of July 2, 2018 (as amended, the “Existing Credit Agreement;” the Existing Credit Agreement as amended by the Second Amendment to Credit Agreement, the “Credit Agreement”).  The Second Amendment to Credit Agreement amends the Existing Credit Agreement to, among other things:

(i) reflect that the 2020 Incremental Term Loans were repaid in their entirety on or prior to January 15, 2021;

(ii) revert the financial covenants to those in place previous to the covenant relief amendment, and as a result, the interest coverage ratio cannot be less than 3.00 to 1.00 and the leverage ratio cannot be greater than 3.50 to 1.00 (with certain exceptions for the four quarter period immediately following a material acquisition when the leverage ratio cannot be greater than 4.00 to 1.00);

(iii) remove mandatory prepayments related to certain debt issuances and asset sales that applied while the 2020 Incremental Term Loans were outstanding; and

(iv) make certain other modifications to negative covenants related to restricted payments, including removing restrictions on dividends, stock repurchases and the incurrence of priority indebtedness that applied during the covenant relief period and while the 2020 Incremental Term Loans were in place.

Depending on the Company’s leverage ratio, the applicable margins on the loans were reduced consistent with the reductions anticipated to be in effect after the covenant relief period ended such that applicable margins for (i) revolving advances will range from 0.00% to 0.50% for base rate advances and from 0.90% to 1.50% for eurocurrency advances and (ii) initial term loans will range from 0.00% to 0.75% for base rate advances and from 1.00% to 1.75% for eurocurrency advances.

The Credit Agreement continues to be subject to various other covenants, including, among other things, mergers and consolidations and asset sales and is subject to acceleration upon various events of default.

A copy of the Second Amendment to Credit Agreement is filed as Exhibit 10.01 hereto, qualifies the above description and is incorporated by reference herein.

Fifth Amendment to Master Note Purchase Agreement

On January 15, 2021, the Company entered into an amendment (the “Fifth Amendment”) to its existing master note purchase agreement with the purchasers party thereto dated December 13, 2010, as amended and supplemented (the “Existing 2010 Note Purchase Agreement;” the Existing 2010 Note Purchase Agreement as amended by the Fifth Amendment, the “2010 Note Purchase Agreement”). The Fifth Amendment amends the Existing 2010 Note Purchase Agreement to, among other things:

(i) revert the financial covenants to those in place previous to the covenant relief amendment, and as a result, the interest coverage ratio cannot be less than 3.00 to 1.00 and the leverage ratio cannot be greater than 3.50 to 1.00 (with certain exceptions for the four quarter period immediately following a material acquisition when the leverage ratio cannot be greater than 4.00 to 1.00);

(ii) remove mandatory prepayments related to certain debt issuances and asset sales that applied during the covenant relief period and while the 2020 Incremental Term Loans were outstanding; and

(iii) make certain other modifications to negative covenants related to restricted payments, including removing restrictions on dividends, stock repurchases and the incurrence of priority indebtedness that applied during the covenant relief period.

The 2010 Note Purchase Agreement continues to include various other covenants, including covenants that restrict the Company’s ability to, among other things, transfer or sell assets or engage in mergers or consolidations and is subject to acceleration upon various events of default.

A copy of the Fifth Amendment is filed as Exhibit 10.02 hereto, qualifies the above description and is incorporated by reference herein.

Second Amendment to Master Note Purchase Agreement

On January 15, 2021, the Company entered into an amendment (the “Second Amendment to Note Purchase Agreement”) to its existing master note purchase agreement with the purchasers party thereto dated July 2, 2018 (the “Existing 2018 Note Purchase Agreement;” the Existing 2018 Note Purchase Agreement as amended by the Second Amendment to Note Purchase Agreement, the “2018 Note Purchase Agreement”). The Second Amendment to Note Purchase Agreement amends the Existing 2018 Note Purchase Agreement to, among other things:

(i) revert the financial covenants to those in place previous to the covenant relief amendment, and as a result, the interest coverage ratio cannot be less than 3.00 to 1.00 and the leverage ratio cannot be greater than 3.50 to 1.00 (with certain exceptions for the four quarter period immediately following a material acquisition when the leverage ratio cannot be greater than 4.00 to 1.00);

(ii) remove mandatory prepayments related to certain debt issuances and asset sales that applied during the covenant relief period and while the 2020 Incremental Term Loans were outstanding; and

(iii) make certain other modifications to negative covenants related to restricted payments, including removing restrictions on dividends, stock repurchases and the incurrence of priority indebtedness that applied during the covenant relief period.

The 2018 Note Purchase Agreement continues to include various other covenants, including covenants that restrict the Company’s ability to, among other things, transfer or sell assets or engage in mergers or consolidations and is subject to acceleration upon various events of default.

A copy of the Second Amendment to Note Purchase Agreement is filed as Exhibit 10.03 hereto, qualifies the above description and is incorporated by reference herein.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.01	Amendment No. 2 dated as of January 15, 2021 to Fourth Amended and Restated Credit Agreement dated as of July 2, 2018 by and among Polaris Inc., certain of its affiliates listed on the signature pages thereto, the lenders listed on the signature pages thereto and U.S. Bank National Association, as administrative agent.
10.02	Fifth Amendment dated as of January 15, 2021 to Master Note Purchase Agreement dated as of December 13, 2010 by and among Polaris Inc. and the purchasers listed on the signature pages thereto.
10.03	Second Amendment dated as of January 15, 2021 to Master Note Purchase Agreement dated as of July 2, 2018 by and among Polaris Inc. and the purchasers listed on the signature pages thereto.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 19, 2021

POLARIS INC.
(Registrant)

/s/ Lucy Clark Dougherty
Lucy Clark Dougherty
Senior Vice President – General Counsel, Secretary and Chief Compliance Officer